Exhibit 99.2

High Court of Ireland Confirms Mallinckrodt Scheme of Arrangement

Company Expects to Complete Irish Examinership and Emerge from Chapter 11 in Coming Days

DUBLIN – November 10, 2023 – Mallinckrodt plc (OTCMKTS: MNKTQ) (in examination under Part 10 of the Companies Act 2014 of Ireland, and hereinafter “Mallinckrodt” or the “Company”), a global specialty pharmaceutical company, today announced that the High Court of Ireland (the “Irish High Court”) has made an Order confirming a scheme of arrangement between the Company, its creditors and shareholders (the “Scheme”) as proposed by the Examiner of the Company.

As previously announced, Mallinckrodt’s Plan of Reorganization (the “Plan”) was confirmed by the U.S. Bankruptcy Court for the District of Delaware on October 10, 2023.

The Irish High Court also made an Order that the Scheme will become effective on the same date that the Plan becomes effective. This is when the Scheme will become binding on the Company, its creditors and shareholders as a matter of the laws of Ireland, the Examinership proceedings will conclude, and the Company will cease to be under the protection of the Irish High Court.

The confirmation of the Scheme by the Irish High Court (and its subsequent effectiveness) satisfies a key condition to the consummation of the Plan. Confirmation of the Scheme also enables the Company to implement certain important aspects of the Plan in accordance with the laws of Ireland. Mallinckrodt intends to emerge from Chapter 11 process, and cause the Plan to become effective, in the coming days. Effectiveness of the Plan remains subject to the satisfaction or waiver of certain other conditions.

Additional Information

Additional information is available at www.MNKrestructuring.com.

Court filings and other important information, which may be material, related to the proceedings are available on a separate website administrated by the Company's claims agent, Kroll, at https://restructuring.ra.kroll.com/mallinckrodt2023; by calling Kroll representatives toll-free at +1-844-245-7926, or +1-646-440-4855 for calls originating outside of the U.S. or Canada; or by emailing Kroll at mallinckrodt2023info@ra.kroll.com.

Vendors, suppliers and trade partners should direct any inquiries to the Company at +1-908-238-5650 or Supplier.Inquiry@mnk.com.

Latham & Watkins LLP, Wachtell, Lipton, Rosen & Katz, Arthur Cox LLP, Richards, Layton & Finger PA, and Hogan Lovells US LLP are serving as Mallinckrodt's counsel. Guggenheim Securities, LLC is serving as investment banker, and AlixPartners LLP is serving as restructuring advisor.

About Mallinckrodt

Mallinckrodt is a global business consisting of multiple wholly owned subsidiaries that develop, manufacture, market and distribute specialty pharmaceutical products and therapies. The Company's Specialty Brands reportable segment's areas of focus include autoimmune and rare diseases in specialty areas like neurology, rheumatology, hepatology, nephrology, pulmonology, ophthalmology and oncology; immunotherapy and neonatal respiratory critical care therapies; analgesics; cultured skin substitutes and gastrointestinal products. Its Specialty Generics reportable segment includes specialty generic drugs and active pharmaceutical ingredients. To learn more about Mallinckrodt, visit www.mallinckrodt.com.

Mallinckrodt uses its website as a channel of distribution of important company information, such as press releases, investor presentations and other financial information. It also uses its website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the U.S. Securities and Exchange Commission (SEC) disclosing the same information. Therefore, investors should look to the Investor Relations page of the website for important and time-critical information. Visitors to the website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations page of the website.

CAUTIONARY STATEMENTS RELATED TO FORWARD-LOOKING STATEMENTS

Statements in this document that are not strictly historical, including statements regarding the timing and pendency of the Chapter 11 proceedings, the examinership proceedings and the effective date of the Plan and the Scheme, future financial condition and operating results, expected product launches, legal, economic, business, competitive and/or regulatory factors affecting Mallinckrodt's businesses, and any other statements regarding events or developments Mallinckrodt believes or anticipates will or may occur in the future, may be "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties.

There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: the bankruptcy process, the ability of Mallinckrodt and its subsidiaries to obtain approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 cases; the ability of Mallinckrodt and its subsidiaries to consummate the Plan within the Company’s currently expected timeline or at all; the effects of the Chapter 11 cases, including increased professional costs, on the liquidity, results of operations and businesses of Mallinckrodt and its subsidiaries; the ability of Mallinckrodt and its subsidiaries to operate their respective businesses during the pendency of the Chapter 11 cases; the consummation of the transactions contemplated by the Restructuring Support Agreement (“RSA”) and the Plan, including the ability of the parties to negotiate definitive agreements with respect to the matters covered by the term sheets included in the RSA, the Plan or otherwise; the occurrence of events that may give rise to a right of any of the parties to terminate the RSA or the Plan, and the ability of the parties thereto to satisfy the other conditions of the RSA or the Plan, as applicable, including satisfying the milestones specified in the RSA and completion of the Irish examinership process; the ability to maintain relationships with Mallinckrodt’s suppliers, customers, employees and other third parties as a result of, and following the Company’s anticipated emergence upon completion of, the Chapter 11 cases, as well as perceptions of the Company’s increased performance and credit risks associated with its constrained liquidity position and capital structure, which reflects a recently increased risk of additional bankruptcy or insolvency proceedings; the possibility that Mallinckrodt may be unable to achieve its business and strategic goals even if the Plan is successfully consummated; the nondischargeability of certain claims against Mallinckrodt as part of the bankruptcy process; Mallinckrodt’s substantial indebtedness, its ability to generate sufficient cash to reduce its indebtedness and its potential need and ability to incur further indebtedness; Mallinckrodt’s ability to generate sufficient cash to service indebtedness even now that the pre-petition indebtedness has been restructured and in light of the Plan; developing, funding and executing Mallinckrodt’s business plan and ability to continue as a going concern; Mallinckrodt’s capital structure upon completion of the Chapter 11 cases; the comparability of Mallinckrodt's post-emergence financial results to its historical results and the projections disclosed in connection with the transactions contemplated by the RSA; and attraction and retention of key personnel in light of the Chapter 11 cases.

The "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of Mallinckrodt's Annual Report on Form 10-K for the fiscal year ended December 30, 2022 and Quarterly Reports on Form 10-Q for the quarterly periods ended September 29, 2023, June 30, 2023 and March 31, 2023, and other filings with the SEC, all of which are on file with the SEC and available on Mallinckrodt's website at http://www.sec.gov and http://www.mallinckrodt.com respectively, identify and describe in more detail the risks and uncertainties to which Mallinckrodt's businesses are subject. The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

CONTACTS

Investor Relations

Daniel Speciale

Senior Vice President, Finance and CFO, Specialty Generics

+1-314-654-3638

daniel.speciale@mnk.com

Derek Belz

Vice President, Investor Relations

+1-314-654-3950

derek.belz@mnk.com

Media

Michael Freitag / Aaron Palash / Aura Reinhard / Catherine Simon

Joele Frank, Wilkinson Brimmer Katcher

+1-212-355-4449

Government Affairs

Derek Naten

Vice President, Government Affairs

+1-202-459-4143

derek.naten@mnk.com

Mallinckrodt, the "M" brand mark and the Mallinckrodt Pharmaceuticals logo are trademarks of a Mallinckrodt company. Other brands are trademarks of a Mallinckrodt company or their respective owners. ©2023.